[ART]
The Brazilian
Equity Fund, Inc.
--------------------
ANNUAL REPORT
MARCH 31, 1998

 CONTENTS

Letter to Shareholders...................................................................... 1

Portfolio Summary........................................................................... 8

Schedule of Investments..................................................................... 9

Statement of Assets and Liabilities.........................................................11

Statement of Operations.....................................................................12

Statement of Changes in Net Assets..........................................................13

Financial Highlights........................................................................14

Notes to Financial Statements...............................................................15

Report of Independent Accountants...........................................................19

Results of Annual Meeting of Shareholders...................................................20

Tax Information.............................................................................20

Description of InvestLink-SM- Program.......................................................21

PICTURED ON THE COVER IS A SCENIC VIEW OF RIO DE JANEIRO, BRAZIL.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                                     May 8, 1998

DEAR SHAREHOLDER:

I am writing to report on the activities of The Brazilian Equity Fund, Inc. (the "Fund") for the year ended March 31, 1998.

The Fund successfully completed its initial offering on April 10, 1992 and began operations with a net asset value ("NAV") of $13.79 per share. At March 31, 1998, total net assets were $67,360,293.

According to its charter, the Fund's investment objective is to achieve long-term capital appreciation via investment in equity securities of Brazilian issuers. These securities may be listed on stock exchanges either in Brazil or elsewhere, notably New York.

PERFORMANCE

The Fund's NAV at March 31, 1998 was $10.26 per share, equating to a return (based on NAV and assuming reinvestment of dividends and distributions) of -6.6% during the 12 months ended on that date. By contrast, the Morgan Stanley Capital International Brazil Index (the "Index") rose by 12.6% in the same period.

Two factors were primarily responsible for the Fund's underperformance. First was an ongoing vulnerability to the "large-cap effect," in which price action in the most liquid stocks disproportionately affects the direction of the overall market. The Index is dominated by Brazil's largest-capitalization stocks such as Telecomunicacoes Brasileiras S.A. ("Telebras") and Centrais Eletricas Brasileiras S.A. ("Eletrobras"), but the Fund is legally required to diversify in a way that prevents it from duplicating the Index's composition. As a result, it is difficult for the Fund to outperform the Index unless companies like Telebras and Eletrobras perform relatively poorly.

The second factor was a mixture of unfavorable industry sector weightings and stock selection:

- I allocated relatively little to the banking sector due to my conviction that consumer-oriented stocks would fare best. The latter were hit harder than expected when the "Asian Flu" of currency devaluation fears struck Brazil in October and November of last year. Banks, by contrast, fared very well as the interest-rate climate improved in early 1998.

- Companhia de Tecidos Norte de Minas S.A. ("Coteminas") is a manufacturer of textiles and the Fund's ninth-largest holding. In recent months, it made a private placement of equity that fared poorly under difficult circumstances. The deal's problems were sufficient to prompt considerable selling of Coteminas's publicly traded shares.

- A food stock in the portfolio, Santista Alimentos S.A., suffered from a painful combination of disappointing operating performance, low liquidity and the overall pessimism regarding consumer-oriented stocks noted above. A major restructuring undertaken late in 1997, furthermore, has yet to yield its expected benefits.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

- One of my favorite consumer-oriented stocks and the Fund's tenth-largest position, the merchandiser Companhia Brasileira de Distribuicao Grupo Pao de Acucar ("CBD"), declined along with the consumer sector in general.

INVESTMENT PERSPECTIVE

             BRAZILIAN INTEREST RATES: BEFORE AND AFTER THE CRISIS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dec-94                          56.8%
Jan-95                          50.7%
Feb-95                          46.6%
Mar-95                          67.8%
Apr-95                          64.2%
May-95                          65.2%
Jun-95                          61.0%
Jul-95                          60.3%
Aug-95                          56.7%
Sep-95                          46.8%
Oct-95                          43.6%
Nov-95                          39.9%
Dec-95                          38.1%
Jan-96                          35.4%
Feb-96                          31.5%
Mar-96                          29.8%
Apr-96                          27.3%
May-96                          26.9%
Jun-96                          26.2%
Jul-96                          25.6%
Aug-96                          26.1%
Sep-96                          25.1%
Oct-96                          24.7%
Nov-96                          23.8%
Dec-96                          23.7%
Jan-97                          23.0%
Feb-97                          21.9%
Mar-97                          21.4%
Apr-97                          21.8%
May-97                          20.6%
Jun-97                          20.9%
Jul-97                          21.1%
Aug-97                          20.7%
Sep-97                          20.7%
Oct-97                          22.2%
Nov-97                          42.7%
Dec-97                          41.3%
Jan-98                          35.5%
Feb-98                          28.6%
Mar-98                          30.5%
Apr-98                          23.1%
SOURCE: MERRILL LYNCH

As measured by two important macroeconomic criteria, Brazil has come through its crisis period of the last few months in impressive fashion. After interest rates steadily fell from their hyperinflation-era peak of almost 70% in 1995, they spiked up to about 43% in November, when the government was forced to implement a series of harsh fiscal austerity measures. Since then, the central bank has aggressively cut rates in several stages, most recently in mid-April to 23.25% from 28.0%. In addition, foreign exchange reserves have returned to pre-crisis levels. After the government spent the relatively huge sum of about $40 billion to defend the real currency against the Asian Flu, reserves have steadily climbed back to a record high of $74 billion.

Congress has acted with unprecedented urgency to reduce the nation's fiscal deficit. Two key policy measures in this regard are a bill to reform the nation's bloated Social Security system, which is slowly heading toward the end of the approval process, and the privatization of numerous state-owned entities. It should be noted that the government's relationship with Congress was dealt a heavy blow in April by the deaths of two key political figures closely linked with President Cardoso: Sergio Motta, the Minister of Telecommunications and Cardoso's chief political collaborator, and Luis Eduardo Magalhaes, the influential head of Congress's Lower House. The successful enactment of Cardoso's fiscal and broader legislative agendas is now less certain than previously.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

Along with measures to cut expenditures, great emphasis is being placed on selling state-run companies. Privatization is expected to generate total proceeds of $82 billion during the 1998-2001 period (see chart below).

                             PRIVATIZATION REVENUES
                          ($ BILLIONS, 1991-2001E) (1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              US$ BLN

1991                                       1.6
1992                                       2.4
1993                                       2.6
1994                                       2.0
1995                                       1.0
1996                                       4.1
1997                                      22.6
1998E                                     23.6
1999E                                     28.3
2000E                                     15.0
2001E                                     15.0
E = ESTIMATED
(1) = EXCLUDING DEBT TRANSFER
SOURCES: MERRILL LYNCH, BNDES

In spite of the crisis climate and the death in April of Mr. Motta, the government is admirably holding to its schedule for the sale of the national telecommunications provider, Telebras, during the third quarter of this year. Several pieces of the regional electricity sector have been privatized in recent months, furthermore, with more expected through the end of 1999.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

PORTFOLIO STRUCTURE

TOP 10 HOLDINGS, BY ISSUER*

                                         % OF
     HOLDING    SECTOR                NET ASSETS
1    Telebras   Telecommunications       13.4
2    Sabesp     Utilities                 9.3
3    Eletrobras Electric Generation       6.3
4    CVRD       Mining                    6.2
5    Petrobras  Oil & Natural Gas         5.9
6    CRT        Telecommunications        5.5
7    Copel      Electric Generation       5.4
8    Telesp     Telecommunications        5.1
9    Coteminas  Textiles                  4.1
10   CBD        Food & Beverages          3.5

------------------
* Company names are abbreviations of those found in the chart on page 8.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
    SECTOR ALLOCATION
(as a percent of net
assets)
Banking                        3.86%
Business Svcs.                 0.87%
Cap. Goods                     2.37%
Construction                   0.08%
Cons. Goods                    1.20%
Elec. Dist.                    3.85%
Elec. Gen.                    14.77%
Food & Beverages               9.17%
Mining                         6.19%
Oil & Nat. Gas                 8.33%
Retail                         5.39%
Telecom.                      23.99%
Textiles                       5.53%
Utilities                     13.12%
Other                          1.28%

Given the investment environment that I have described, I have chosen to structure the portfolio in a fairly conservative manner. Accordingly, I have concentrated assets in a combination of privatization plays and high-quality companies in the private sector. This is reflected in the Fund's broad sector allocations as well as in its 10 largest holdings, which account for about 65% of the portfolio.

I would now like to more specifically discuss several of the Fund's largest holdings.

It is essentially impossible to invest in a diversified portfolio of Brazilian equities without owning shares of TELEBRAS, which is, by far, the most liquid Brazilian stock. The upcoming privatization of Telebras will be one of the major milestones in the evolution of the overall Brazilian equity market.

At about 13% of total assets, Telebras is the Fund's largest single position. Why? It is the premier opportunity for investors to capitalize on the privatization of Brazilian state-owned companies. I believe, moreover, that its shares possess an outstanding risk/return profile: not only is Telebras among the most cheaply valued telecommunications stocks in the world, but its status as a diversified holding company makes it inherently less risky than any of the individual units that will result from its privatization.

Companhia de Saneamento Basico do Estado de Sao Paulo ("SABESP"), the water and sewage operator for much of the Brazilian state of Sao Paulo, accounts for about 9% of the portfolio. It is the world's second-largest such operator (in terms of revenues and population served) and the only one in Latin America with publicly traded shares.

There is a powerful, multi-faceted case in favor of investment in Sabesp. Its company fundamentals are outstanding. It has privatization-related appeal. It is, simultaneously, a stock with strong growth prospects and solid defensive characteristics.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

Sabesp's performance thus far has been somewhat disappointing, though, mainly due to privatization concerns. This is because the Sao Paulo state government long ago announced its intention to sell a 20% block of Sabesp's shares to a strategic partner by mid-1998, but has not yet said anything more specific on the subject. The resulting uncertainty has served to mute investor enthusiasm for the stock. Nonetheless, I continue to believe that considerable long-term appreciation lies ahead.

As is the case with telecommunications, the electricity generation sector is a major component of the Brazilian market. Among generators, the Fund holds stakes in ELETROBRAS, the national generating company, as well as two regional companies, Companhia Paranaense de Energia ("COPEL") and Companhia Energetica de Brasilia ("CEB").

My strategy within the generating sector is to favor the regionals, whose operations are strictly defined within territorial boundaries. I have also underweighted Eletrobras relative to the Index benchmark. In my view, there is greater risk with Eletrobras for two reasons. First, its operations are much less clearly defined; and second, its status as one of Brazil's largest-capitalization stocks confers upon it additional benchmark-related risk.

The final stocks I'd like to discuss are two from the private sector that I mentioned earlier in the report. These are CBD and COTEMINAS. Although they are in different businesses (merchandising and textiles, respectively), they both fit comfortably within my pro-consumer thesis. They also share a couple of very important characteristics: top-notch management and a strong domestic franchise.

CBD has managed to successfully implement a shrewd expansion program during the tough macroeconomic environment that started with the spread of the Asian Flu last fall. The strength of its operating margins is especially impressive in this context. As for Coteminas, my confidence in its strong domestic position and eventual regional expansion has not yet been reflected in its share price. The belief in the long-term prospects for both companies that originally led me to invest in them remains very much intact.

OUTLOOK

As I see it, the next few months should be the most critical period for Brazil's economy since the depths of the 1994-95 Mexican peso crisis. This is because the government is expecting to receive substantial revenue inflows from a combination of privatization sales and foreign direct investment. Any meaningful shortfall in such revenues would likely set off a chain reaction that would begin with rising interest rates and move quickly to knock down stock prices shortly thereafter.

Recently released data, moreover, suggest that Brazil's macroeconomic underpinnings may be weakening a bit. The nation's fiscal deficit reached a level equal to 6.5% of gross domestic product in February, for example; this is both a relatively high number and a disturbing sign of deficit deterioration. Many analysts have since raised their estimates for the full-year 1998 deficit to around 7%. Clearly, any further such deterioration will put even greater pressure than currently both on the government to maximize its proceeds from privatizations and on President Cardoso to win re-election and succeed in enacting detailed fiscal reform measures.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

I also note in this context that, in early May, the government widened its official trading range, or band, for the real. While the wider band gives the government greater flexibility in deciding whether to intervene on the real's behalf, it also raises the currency's potential volatility.

My near-term view on Brazilian equities, therefore, is one of caution. It is difficult to see much substantive movement either upward or downward in the near term. The key factor in favor of the market is valuation. This is indicated in the chart below, which measures the market's price/earnings ratio based on earnings projected over the next 12 months relative to the same ratio for Latin American equity markets in aggregate.

                 BRAZIL: UNDERVALUED RELATIVE TO LATIN MARKETS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          %DISCOUNT
Source: Bear, Stearns & Co.
Inc.
5/10/96                             -7.4%
5/17/96                             -7.0%
5/24/96                             -7.2%
5/31/96                             -5.6%
6/7/96                              -7.9%
6/14/96                             -6.2%
6/21/96                             -3.3%
6/28/96                             -4.1%
7/5/96                              -3.3%
7/12/96                             -0.7%
7/19/96                             -2.2%
7/26/96                             -3.7%
8/2/96                              -4.6%
8/9/96                              -5.6%
8/18/96                             -5.4%
8/23/96                             -6.3%
8/30/96                             -5.4%
9/6/96                              -5.0%
9/13/96                             -4.9%
9/20/96                             -4.5%
9/27/96                             -5.0%
10/4/96                             -5.3%
10/18/96                            -2.8%
10/25/96                            -2.9%
11/1/96                             -6.2%
11/8/96                             -7.8%
11/15/96                            -8.7%
11/22/96                            -7.1%
11/29/96                            -6.9%
12/6/96                             -9.5%
12/13/96                            -8.8%
12/20/96                            -7.8%
12/27/96                            -7.9%
1/3/97                             -11.8%
1/10/97                            -11.1%
1/17/97                            -10.6%
1/24/97                            -10.0%
1/31/97                             -9.3%
2/7/97                              -8.6%
2/14/97                             -8.6%
2/21/97                             -9.4%
2/28/97                             -8.5%
3/7/97                              -8.1%
3/14/97                             -6.7%
3/21/97                             -8.5%
3/28/97                             -9.2%
4/4/97                              -8.1%
4/11/97                             -8.2%
4/18/97                             -9.7%
4/25/97                             -8.7%
5/2/97                              -8.3%
5/9/97                              -8.7%
5/15/97                             -9.4%
5/23/97                             -9.6%
5/30/97                             -8.7%
6/6/97                             -10.2%
6/13/97                             -7.9%
6/20/97                             -8.2%
6/27/97                             -7.1%
7/4/97                              -6.7%
7/11/97                             -7.7%
7/18/97                            -12.6%
7/25/97                             -9.5%
8/1/97                             -12.4%
8/8/97                             -13.3%
8/15/97                            -15.0%
8/22/97                            -17.0%
8/29/97                            -16.5%
9/5/97                             -15.6%
9/12/97                            -16.6%
9/19/97                            -16.2%
9/26/97                            -17.1%
10/3/97                            -15.4%
10/10/97                           -14.8%
10/17/97                           -15.2%
10/24/97                           -15.6%
10/31/97                           -21.7%
11/7/97                            -20.3%
11/14/97                           -20.5%
11/21/97                           -19.2%
11/28/97                           -20.2%
12/5/97                            -17.8%
12/12/97                           -20.2%
12/19/97                           -20.3%
12/26/97                           -17.8%
1/2/98                             -14.2%
1/9/98                             -15.2%
1/16/98                            -14.2%
1/23/98                            -12.8%
1/30/98                            -13.1%
2/6/98                             -13.6%
2/13/98                            -11.0%
2/20/98                            -10.9%
2/27/98                            -10.9%
3/6/98                              -7.0%
3/13/98                             -5.8%
3/20/98                             -5.4%
3/27/98                             -7.1%
4/3/98                              -7.6%
4/10/98                             -6.1%
4/17/98                             -6.6%
4/24/98                             -7.5%
5/1/98                              -8.3%

The chart illustrates quite clearly that, on this basis, Brazil currently trades at a discount of roughly 8% to aggregate Latin markets. Given the presence of so many attractive listed Brazilian companies and my bullish long-term perspective, this strongly suggests that there is compelling value available for those investors who are willing to make a multi-year commitment to this market.

--------------------------------------------------------------------------------
   6

 LETTER TO SHAREHOLDERS

I appreciate your investment in the Fund and would be pleased to respond to your questions or comments.

Respectfully,

                [SIG]
Richard W. Watt
President and Chief Investment Officer*

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since August 15, 1995. He joined BEA Associates on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is a Director, President and Chief Investment Officer of the Fund. He also is Director, President and Chief Investment Officer of The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc., and The Portugal Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

                                          03/31/97  03/31/98
                                          --------  --------
Banking                                      3.52      3.86
Cable Television                             5.20      0.00
Consumer Goods                               3.38      1.20
Electric Distribution                        7.21      3.85
Electric Generation                          1.03     14.77
Food & Beverages                             7.67      9.17
Oil & Natural Gas                            0.00      8.33
Retail                                       5.56      5.39
Telecommunications                          21.35     23.99
Textiles                                     8.53      5.53
Utilities                                   22.53     13.12
Other                                        8.02      9.51
Cash and Other Assets                        6.00      1.28
                                          --------  --------
                                           100.00    100.00

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                 Percent of Net
           Holding                                                                     Sector                        Assets
-------------------------------------------------------------------------------------------------------------------------------
       1.  Telecomunicacoes Brasileiras S.A.                                     Telecommunications                    13.4
-------------------------------------------------------------------------------------------------------------------------------
       2.  Companhia de Saneamento Basico do Estado de Sao Paulo                      Utilities                         9.3
-------------------------------------------------------------------------------------------------------------------------------
       3.  Centrais Eletricas Brasileiras S.A.                                   Electric Generation                    6.3
-------------------------------------------------------------------------------------------------------------------------------
       4.  Companhia Vale do Rio Doce                                                  Mining                           6.2
-------------------------------------------------------------------------------------------------------------------------------
       5.  Petroleo Brasileiro S.A.                                               Oil & Natural Gas                     5.9
-------------------------------------------------------------------------------------------------------------------------------
       6.  Companhia Riograndense de Telecomunicacoes                            Telecommunications                     5.5
-------------------------------------------------------------------------------------------------------------------------------
       7.  Companhia Paranaense de Energia                                       Electric Generation                    5.4
-------------------------------------------------------------------------------------------------------------------------------
       8.  Telecomunicacoes de Sao Paulo S.A.                                    Telecommunications                     5.1
-------------------------------------------------------------------------------------------------------------------------------
       9.  Companhia de Tecidos Norte de Minas S.A.                                   Textiles                          4.1
-------------------------------------------------------------------------------------------------------------------------------
      10.  Companhia Brasileira de Distribuicao Grupo Pao de Acucar               Food & Beverages                      3.5
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - MARCH 31, 1998
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-98.72%
 BANKING-3.86%
Banco Itau S.A. PN......................      2,071,000  $ 1,329,666
Uniao de Bancos Brasileiros S.A. GDR....         35,000    1,268,750
                                                         -----------
                                                           2,598,416
                                                         -----------
 BUSINESS SERVICES-0.87%
Multibras da Amazonia S.A. PN...........      1,032,000      589,974
                                                         -----------
 CAPITAL GOODS-2.37%
Trafo Equipamentos Electricos S.A.
 PN+....................................        906,205    1,594,028
                                                         -----------
 CONSTRUCTION-0.08%
Empresa Nacional de Comercio Redito e
 Participacoes S.A. PN+.................     13,728,100       53,125
                                                         -----------
 CONSUMER GOODS-1.20%
Dixie Toga S.A. PN......................      1,768,539      808,830
                                                         -----------
 ELECTRIC DISTRIBUTION-3.85%
Espirito Santo Centrais Eletricas S.A.
 ON.....................................         16,800    1,688,127
Light Servicos de Electricidade S.A.
 ON.....................................      2,369,000      906,346
                                                         -----------
                                                           2,594,473
                                                         -----------
 ELECTRIC GENERATION-14.77%
Centrais Eletricas Brasileiras S.A.
 ADR....................................        138,682    3,439,438
Centrais Eletricas Brasileiras S.A.
 ON.....................................     18,000,000      835,884
Companhia Energetica de Brasilia PN.....     20,099,000    2,032,880
Companhia Paranaense de Energia ADR.....        147,585    2,149,207
Companhia Paranaense de Energia PNB.....    104,593,000    1,491,163
                                                         -----------
                                                           9,948,572
                                                         -----------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 FOOD & BEVERAGES-9.17%
Bompreco S.A. Supermercados do Nordeste
 PN+....................................         55,000  $   522,427
Brazil Fast Food Corp., Warrants
 (expiring 9/30/01)+....................        250,000       23,437
Ceval Alimentos S.A. ON.................    500,697,620    1,757,066
Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar ADR................        102,800    2,364,400
Santista Alimentos S.A. ON..............      1,428,046    1,507,173
                                                         -----------
                                                           6,174,503
                                                         -----------
 MINING-6.19%
Companhia Vale do Rio Doce ADR..........         49,020    1,168,323
Companhia Vale do Rio Doce PN+..........        125,000    3,001,319
                                                         -----------
                                                           4,169,642
                                                         -----------
 OIL & NATURAL GAS-8.33%
Companhia de Gas de Sao Paulo PN+.......     20,450,000    1,570,172
Companhia de Gas de Sao Paulo PN, Pro
 Rata Receipts+.........................      1,046,549       82,840
Petroleo Brasileiro S.A. PN.............     16,609,997    3,958,935
                                                         -----------
                                                           5,611,947
                                                         -----------
 RETAIL-5.39%
Globex Utilidades S.A. PN+..............        200,100    1,759,894
Lojas Americanas S.A. PN+...............    105,200,000      647,669
Makro Atacadista S.A....................        373,000      475,682
Makro Atacadista S.A. GDR...............         60,000      750,000
                                                         -----------
                                                           3,633,245
                                                         -----------
 TELECOMMUNICATIONS-23.99%
Companhia Riograndense de
 Telecomunicacoes PN....................      2,926,800    3,681,024
Telecomunicacoes Brasileiras S.A. ON....     39,949,000    4,128,415
Telecomunicacoes Brasileiras S.A. PN....     37,100,000    4,884,670

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 TELECOMMUNICATIONS (CONTINUED)
Telecomunicacoes de Sao Paulo S.A. PN...     10,680,729  $ 3,466,305
                                                         -----------
                                                          16,160,414
                                                         -----------
 TEXTILES-5.53%
Companhia de Tecidos Norte de Minas S.A.
 ON.....................................        968,606      251,309
Companhia de Tecidos Norte de Minas S.A.
 PN.....................................     10,008,284    2,518,795
Wembley Sociedade Anonima S.A. PN.......    172,000,000      953,034
                                                         -----------
                                                           3,723,138
                                                         -----------
 UTILITIES-13.12%
Companhia de Saneamento Basico do Estado
 de Sao Paulo ON........................     27,216,000    6,247,712
Companhia Energetica de Minas Gerais
 ADR....................................         14,600      710,067
Companhia Paulista de Forca e Luz ON....     13,789,841    1,879,882
Companhia Paulista de Forca e Luz ON,
 Pro Rata Receipts+.....................         37,108           11
                                                         -----------
                                                           8,837,672
                                                         -----------

TOTAL INVESTMENTS-98.72%
 (Cost $74,493,418) (Notes A,D)........................   66,497,979
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-1.28%.....................................      862,314
                                                         -----------
NET ASSETS-100.00%.....................................  $67,360,293
                                                         -----------
                                                         -----------
---------------------------------------------------------
+          Security is non-income producing.
ADR        American Depositary Receipts.
GDR        Global Depositary Receipts.
ON         Ordinary Shares.
PN         Preferred Shares.
PNB        Preferred Shares, Class B.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 1998
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $74,493,418)
 (Note A)...............................     $66,497,979
Cash (Note A)...........................         691,310
Receivables:
  Investments sold......................         903,592
  Dividends.............................         448,506
Prepaid expenses........................          26,374
                                             -----------
Total Assets............................      68,567,761
                                             -----------

 LIABILITIES
Payables:
  Investments purchased.................         843,603
  Investment advisory fee (Note B)......         158,535
  Administration fees (Note B)..........          13,571
  Other accrued expenses................         191,759
                                             -----------
Total Liabilities.......................       1,207,468
                                             -----------
NET ASSETS (applicable to 6,564,841
 shares of common stock outstanding)
 (Note C)...............................     $67,360,293
                                             -----------
                                             -----------

NET ASSET VALUE PER SHARE ($67,360,293
  DIVIDED BY 6,564,841).................          $10.26
                                             -----------
                                             -----------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 6,564,841 shares issued and outstanding
 (100,000,000 shares authorized)........     $     6,565
Paid-in capital.........................      83,950,125
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................      (8,600,502)
Net unrealized depreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................      (7,995,895)
                                             -----------
Net assets applicable to shares
 outstanding............................     $67,360,293
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED MARCH 31, 1998
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $  2,317,670
  Interest..............................          203,058
  Less: Foreign taxes withheld..........         (109,737)
                                             ------------
  Total Investment Income...............        2,410,991
                                             ------------
Expenses:
  Investment advisory fees (Note B).....        1,395,180
  Custodian fees (Note B)...............          249,979
  Audit and legal fees..................          180,488
  Administration fees (Note B)..........          114,192
  Printing..............................           74,408
  Accounting fees.......................           73,453
  Directors' fees.......................           36,400
  Transfer agent fees...................           29,120
  NYSE listing fee......................           16,125
  Insurance.............................           14,790
  Other.................................           37,314
  Brazilian taxes (Note A)..............          378,289
                                             ------------
  Total Expenses........................        2,599,738
  Less: Fee waivers (Note B)............         (374,673)
                                             ------------
    Net Expenses........................        2,225,065
                                             ------------
  Net Investment Income.................          185,926
                                             ------------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................       18,901,832
  Foreign currency related
   transactions.........................         (505,107)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........      (36,510,104)
                                             ------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................      (18,113,379)
                                             ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $(17,927,453)
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              For the Fiscal Years Ended
                                                       March 31,
                                             -----------------------------
                                                 1998             1997
                                             -----------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................     $    185,926     $    364,372
  Net realized gain on investments and
   foreign currency related
   transactions.........................       18,396,725        7,673,687
  Net change in unrealized
   appreciation/(depreciation) in value
   of investments and translation of
   other assets and liabilities
   denominated in foreign currency......      (36,510,104)      24,050,734
                                             ------------     ------------
    Net increase/(decrease) in net
     assets resulting from operations...      (17,927,453)      32,088,793
                                             ------------     ------------
Dividends and distributions to
 shareholders:
  Net investment income.................         (112,358)        (137,862)
  Net realized gain on investments......      (32,263,038)              --
  In excess of net realized gain on
   investments..........................         (251,864)              --
                                             ------------     ------------
    Total dividends and distributions to
     shareholders.......................      (32,627,260)        (137,862)
                                             ------------     ------------
Capital share transactions (Note C):
  Proceeds from the sale of 1,930,835
   shares issued in rights offering.....               --       20,636,740
  Offering costs charged to capital.....               --         (396,250)
  Reduction of offering costs charged to
   capital..............................           27,901               --
                                             ------------     ------------
    Net increase in net assets resulting
     from capital share transactions....           27,901       20,240,490
                                             ------------     ------------
    Total increase/(decrease) in net
     assets.............................      (50,526,812)      52,191,421
                                             ------------     ------------

 NET ASSETS
Beginning of year.......................      117,887,105       65,695,684
                                             ------------     ------------
End of year.............................     $ 67,360,293     $117,887,105*
                                             ------------     ------------
                                             ------------     ------------

------------------
* Includes undistributed net investment income of $112,358.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                           For the Period
                                                      For the Fiscal Years Ended March 31,                 April 10, 1992*
                                          -------------------------------------------------------------        through
                                             1998         1997          1996        1995        1994       March 31, 1993
                                          ---------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....     $17.96        $14.18        $13.02      $20.80      $11.83             $13.79**
                                          -----------  ----------     ---------   ---------   ---------           --------
Net investment income/(loss)............       0.03          0.10+         0.06       (0.12)      (0.04)              0.06
Net realized and unrealized gain/(loss)
 on investments and foreign currency
 related transactions...................      (2.76)         5.69+         3.32++     (3.80)       9.09              (1.99)
                                          -----------  ----------     ---------   ---------   ---------           --------
Net increase/(decrease) in net assets
 resulting from operations..............      (2.73)         5.79          3.38       (3.92)       9.05              (1.93)
                                          -----------  ----------     ---------   ---------   ---------           --------
Dividends and distributions to
 shareholders:
  Net investment income.................      (0.02)        (0.02)           --          --       (0.08)             (0.03)
  In excess of net investment income....         --            --            --       (0.03)         --                 --
  Net realized gain on investments......      (4.91)           --         (2.22)      (3.83)         --                 --
  In excess of net realized gain on
   investments..........................      (0.04)           --            --          --          --                 --
                                          -----------  ----------     ---------   ---------   ---------           --------
Total dividends and distributions to
 shareholders...........................      (4.97)        (0.02)        (2.22)      (3.86)      (0.08)             (0.03)
                                          -----------  ----------     ---------   ---------   ---------           --------
Dilution due to capital share rights
 offering...............................         --         (1.99)           --          --          --                 --
                                          -----------  ----------     ---------   ---------   ---------           --------
Net asset value, end of period..........     $10.26        $17.96        $14.18      $13.02      $20.80             $11.83
                                          -----------  ----------     ---------   ---------   ---------           --------
                                          -----------  ----------     ---------   ---------   ---------           --------
Market value, end of period.............     $8.375        $14.50       $13.875      $14.75      $19.00             $11.25
                                          -----------  ----------     ---------   ---------   ---------           --------
                                          -----------  ----------     ---------   ---------   ---------           --------
Total investment return(a)..............      (5.55)%        4.67%(b)      8.85%      (6.79)%     69.55%            (19.16)%
                                          -----------  ----------     ---------   ---------   ---------           --------
                                          -----------  ----------     ---------   ---------   ---------           --------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)...............................    $67,360      $117,887       $65,696     $60,156     $95,820            $54,493
Ratio of expenses to average net assets,
 net of fee waivers#....................       2.07%         1.76%         1.76%       1.86%       2.05%              2.45%(c)
Ratio of expenses to average net assets,
 excluding fee waivers..................       2.42%         2.11%         2.11%       2.13%       2.05%              2.45%(c)
Ratio of expenses to average net assets,
 net of fee waivers and excluding
 taxes..................................       1.72%         1.69%         1.76%       1.73%       2.02%              2.45%(c)
Ratio of net investment income/(loss) to
 average net assets.....................       0.17%         0.39%         0.39%      (0.62)%     (0.28)%             0.61%(c)
Portfolio turnover rate.................        123%           74%           55%         69%         73%                50%
Average commission rate per share(d)....    $0.0001       $0.0001            --          --          --                 --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.16 per share.
+ Based on average shares outstanding from April 1, 1996 through August 16, 1996, the pricing date of the rights offering, and from August 17, 1996 through March 31, 1997.
++ Includes a $0.01 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1996.
#    Ratios shown are inclusive of Brazilian transaction taxes, if any.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Assumes shareholder did not participate in the rights offering. The total investment return would have been 10.19% assuming the shareholder did participate in the rights offering.
(c)  Annualized.
(d) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the respective periods for which commissions were charged, as required by the SEC for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Brazilian Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 10, 1992 and commenced investment operations on April 10, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At March 31, 1998, the interest rate was 5.125% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1997, within the Fund's current fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $220,687 and $7,266,646, respectively.

No Brazilian income tax is imposed on capital gains. For the calendar year ending December 31, 1994, the Brazilian Congress imposed a 0.25% withholding tax on financial transactions. Effective January 23, 1997, Brazil has imposed a 0.20% Contribucao sobre Movimentacao Financiera ("CPMF") tax that applies to most debit transactions carried out by financial institutions. Effective January 1, 1996, the Brazilian withholding tax on dividend income was reduced from 15% to 0%. This rate change applies to dividends paid from a company's 1996 profits. Dividends paid from pre-1996 profits will continue to be taxed at 15%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At March 31, 1998, the Fund reclassified $185,926 of net realized losses from foreign currency related transactions to undistributed net investment income. In addition, the Fund reclassified $251,864 relating to a distribution in excess of net realized gain on investments to paid-in capital.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Brazilian securities markets are substantially smaller, less liquid and more volatile than the major

--------------------------------------------------------------------------------
   16

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

securities markets in the United States. A significant proportion of the aggregate market value of equity securities listed on the Brazilian Exchanges are held by a small number of investors and are not publicly traded. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Investments in Brazil may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Brazilian governmental supervision and regulation of its securities markets.
 NOTE B. AGREEMENTS
BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.35% of the first $100 million of the Fund's average weekly net assets and 1.05% of the Fund's average weekly net assets in excess of $100 million. BEA has agreed to waive its portion of the advisory fee previously payable to former sub-advisers, equal to an annual rate of 0.35% of the Fund's average weekly net assets. For the fiscal year ended March 31, 1998, BEA earned $1,395,180 for advisory services, of which BEA waived $374,673. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the fiscal year ended March 31, 1998, BEA was reimbursed $10,192 for administrative services rendered to the Fund.

BankBoston, N.A., Sao Paulo ("BB") serves as the Fund's Brazilian administrator. BB is paid for its services, out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.12% of the average month-end assets of the Fund held in Brazil. For the fiscal year ended March 31, 1998, BB earned $121,894 for administrative services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the fiscal year ended March 31, 1998, BSFM earned $104,000 for administrative services.
 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 6,564,841 shares outstanding at March 31, 1998, BEA owned 7,169 shares.

During the fiscal year ended March 31, 1997, the Fund issued 1,930,835 shares in connection with a rights offering of the Fund's shares. Shareholders of record on July 17, 1996 were issued one nontransferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $11.09 per share. Shareholders who fully exercised all the rights issued to them in the primary subscription were allowed to purchase additional shares at the same price under an overallotment agreement. Offering costs of $368,349 for expenses attributable to the rights offering were charged to additional paid-in-capital. In addition, the Fund incurred $776,220 in dealer manager and solicitation fees that were netted against the proceeds of the subscription.
 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at March 31, 1998 was $75,606,587. Accordingly, the net unrealized depreciation of investments (including investments denominated in

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
foreign currency) of $9,108,608, was composed of gross appreciation of $3,749,602 for those investments having an excess of value over cost and gross depreciation of $12,858,210 for those investments having an excess of cost over value.

For the fiscal year ended March 31, 1998, purchases and sales of securities, other than short-term obligations, were $126,244,877 and $152,742,114, respectively.
 NOTE E. CREDIT AGREEMENT
The Fund, along with 18 other U.S. registered management investment companies for which BEA serves as investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The maximum amount outstanding under the credit agreement for the Fund was $6,000,000 with an average balance of $239,726 and an interest rate of 8.50% during the fiscal year ended March 31, 1998. The Fund had no amounts outstanding under the credit agreement at March 31, 1998.

 NOTE F. CONTINGENCIES

Currently, the Fund is a nominal defendant in a shareholder derivative and purported class action which alleges violations of the Federal securities laws and breach of fiduciary duty by the Fund's directors and investment adviser in connection with the Fund's July 1996 rights offering. The costs of defending the directors in this matter are being advanced by the Fund pursuant to rights of indemnity set forth in the Fund's charter documents and are reflected in the Fund's operating expenses. The investment adviser may be entitled to similar advancement of expenses and rights of indemnity. Management believes that neither the outcome of this litigation nor the Fund's related indemnification obligations will have a material adverse effect on the financial position or future operating results of the Fund, although there can be no assurance to that effect.

--------------------------------------------------------------------------------
   18

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Brazilian Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Brazilian Equity Fund, Inc., including the schedule of investments, as of March 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brazilian Equity Fund, Inc., as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
May 14, 1998

--------------------------------------------------------------------------------

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On July 22, 1997, the annual meeting of shareholders of The Brazilian Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect four directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR      WITHHELD   NON-VOTES
-----------------------------------------------------------------------------------  ----------  ---------  ----------
Peter A. Gordon                                                                       4,478,952    149,957   1,935,932
William W. Priest, Jr.                                                                4,531,500     97,409   1,935,932
Martin M. Torino                                                                      4,530,034     98,875   1,935,932
Richard W. Watt                                                                       4,543,207     85,702   1,935,932

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, James J. Cattano and George W. Landau continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending March 31, 1998.

                                                                              FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                           ----------  ---------  ---------  ----------
                                                                            3,668,861     44,520    915,528   1,935,932

 TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (March 31, 1998) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. Of the $4.97 per share dividend paid in respect of such fiscal year $1.19 was from ordinary income and $3.78 was from net long-term capital gains of which $2.52 was from 28 percent rate gains and $1.26 was from 20 percent rate gains. There were no dividends which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1998.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1998. The notification will reflect the amount, if any, that calendar year 1998 taxpayers will report on their U.S. federal income tax returns. Such notification will be mailed with Form 1099-DIV in January, 1999.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividends and distributions. They will generally not be entitled to a foreign tax credit or deduction for the foreign withholding taxes paid by the Fund.

In general, dividends and distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keoghs and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------
   20

 DESCRIPTION OF INVESTLINK* PROGRAM

The InvestLink Program is sponsored and administered by BankBoston, N.A., not by The Brazilian Equity Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant

--------------------------------------------------------------------------------
will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional Shares) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

--------------------------------------------------------------------------------
   22

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3306; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink-SM- Program, P.O. Box 1681, Boston, MA 02105-1681.

---------------------------------------------
*InvestLink-SM- is a service mark of Boston EquiServe Limited Partnership.

--------------------------------------------------------------------------------

 SUMMARY OF GENERAL INFORMATION

The Fund--The Brazilian Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Brazilian equity securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of March 31, 1998, BEA managed approximately $37.6 billion in assets.
 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "BrazilEF" and THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "BrazEqtyFd". The Fund's New York Stock Exchange trading symbol is BZL. Weekly comparative net asset value (NAV) and market price information about The Brazilian Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed End Funds."
 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                       BEA ADVISOR FUNDS
SINGLE COUNTRY                                         OPEN-END MUTUAL FUNDS
The Chile Fund, Inc. (CH)                              BEA Emerging Markets Equity Fund
                                                       BEA Global Telecommunications
The First Israel Fund, Inc. (ISL)                      Fund
The Indonesia Fund, Inc. (IF)                          BEA High Yield Fund
The Portugal Fund, Inc. (PGF)                          BEA International Equity Fund

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc.
(ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)
                                                       For shareholder information or a
FIXED INCOME                                           copy of a prospectus for any of
BEA Income Fund, Inc. (FBF)                            the open-end mutual funds, please
BEA Strategic Global Income Fund, Inc. (FBI)           call, 1-800-401-2230.

                                                       Visit our website on the
For closed-end fund information                        Internet:
please call, 1-800-293-1232.                           http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Peter A. Gordon                 Director
George W. Landau                Director

Martin M. Torino                Director

William W. Priest, Jr.          Chairman of the Board of Directors
Richard W. Watt                 Director, President and Chief
                                Investment Officer

Emily Alejos                    Investment Officer

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Hal Liebes                      Senior Vice President
Rocco A. Del Guercio            Vice President

Wendy S. Setnicka               Treasurer

 INVESTMENT ADVISER
BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                                          [LOGO]

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                                                                    3910-AR-3/98